MEDTRONIC PLC
Q3 FY18

EARNINGS PRESENTATION
FEBRUARY 20, 2018

- CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS
- FREE CASH FLOW
- DIVESTITURE IMPACT
- FY18 GUIDANCE & OTHER ASSUMPTIONS

Medtronic
Further, Together

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. They are based on current assumptions and expectations that involve uncertainties or risks. These uncertainties and risks include, but are not limited to, those described in the filings we make with the U.S. Securities and Exchange Commission (SEC). Actual results may differ materially from anticipated results. Forward-looking statements are made as of today's date, and we undertake no duty to update them or any of the information contained in this presentation.

Financial Data

Certain information in this presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by our independent registered public accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences and such differences may be material. This presentation contains financial measures and guidance which are considered "non-GAAP" financial measures under applicable SEC rules and regulations. Medtronic management believes that non-GAAP financial measures provide information useful to investors in understanding the company's underlying operational performance and trends and to facilitate comparisons with the performance of other companies in the med tech industry. . Medtronic calculates forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, forward-looking EPS projections exclude the impact of foreign currency fluctuations and other potential charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year. Medtronic does not attempt to provide reconciliations of forward-looking non-GAAP EPS guidance to projected GAAP EPS guidance, because the combined impact and timing of recognition of these potential charges or gains is inherently uncertain and difficult to predict, and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance. GAAP to non-GAAP reconciliations are provided on our website and can be accessed using this link.

BASIS OF PRESENTATION OF COMPARABLE FY17 FINANCIAL METRICS

Previously disclosed FY17 quarterly non-GAAP financial measures have been revised to adjust for (a) the estimated results of the portion of our Patient Monitoring & Recovery division, which was divested to Cardinal Health on July 29, 2017, and (b) the change in the presentation of revenue related to the Advanced Ablation and GI Solutions product lines, which were historically included within the Surgical Solutions division and which, effective Q2 FY18, are now included within the Respiratory, Gastrointestinal, and Renal (RGR) division. GAAP to Non-GAAP reconciliations for Q2 FY17, Q3 FY17, Q4 FY17 and FY17 are available with each period's respective earnings release materials, available at http://investorrelations.medtronic.com.

The revised comparable financial metrics represent estimates based upon available information and certain assumptions which management believes are reasonable under the circumstances. Actual results may have differed materially from the assumptions used to prepare the revised financial metrics. The revised financial metrics are not necessarily indicative of the financial position or results of operations that would have been realized had the divestiture occurred as of the dates or for the periods indicated, nor is it meant to be indicative of any financial position or results of operations that Medtronic plc may have experienced had the divestiture occurred in an earlier period.

CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS

Medtronic
Further, Together

MDT
Q3 FY18 HIGHLIGHTS

SOLID QUARTER AND STRONG TURNAROUND, AS EXPECTED; EXECUTING ON BROAD, SUSTAINABLE GROWTH STRATEGY

Revenue:



DIAB
8%
CVG
38%
RTG
26%
MITG
28%



EM
15%
U.S.
53%
Non-U.S.
Dev
32%

	Revenue $M	As Rep Y/Y %	CCC[1] Y/Y %
CVG	2,800	10	7
MITG	2,041	(16)	6
RTG	1,944	7	5
Diabetes	584	17	13
Total	**$7,369**	**1%**	**7%**

U.S.	3,912	(5)	6
Non-U.S. Dev	2,355	7	5
EM	1,102	12	12
Total	**$7,369**	**1%**	**7%**

Earnings Per Share:

	Diluted EPS / (LPS)	As Rep Y/Y	CCC[1] Y/Y%
GAAP	($1.03)	(275%)	NC
Non-GAAP	$1.17	4%	12%

- Delivered 7% revenue growth[1] with strong, diversified performance in all groups and regions
  - Continue to see a clear acceleration in therapy innovation, with new product launches and value-based healthcare initiatives driving growth in all business groups
  - Strong, balanced results around the globe, with double-digit revenue growth[1] in China, Middle East & Africa, Latin America, Southeast Asia, and Eastern Europe
  - Solid growth in developed markets, including 6% growth in US
- Delivered operating margin expansion; Double digit EPS growth[1]
  - Operating Margin: ~30 bps improvement Y/Y[1]
  - Completed $850M Covidien synergy commitment; Launched new Enterprise Excellence program to increase effectiveness, drive continued savings, and enable reinvestment for growth
  - EPS: 12% growth[1]; FX impact on EPS: ($0.01); EPS leverage: ~580 bps[1]
- Capital allocation: Strategically deploying capital against priorities
  - YTD: 76% Payout Ratio[2]; $1,870M in dividends and $1,631M in net share repurchases
  - Focused on free cash flow[3] generation and allocating capital with discipline
- Reiterated annual revenue and EPS guidance
  - Confident in our ability to deliver MSD revenue growth[1] and meaningful EPS leverage

1 Figures represent comparison to Q3 FY17 on a comparable, constant currency basis.
2 Dividends plus net share repurchases divided by non-GAAP net income
3 Operating cash flows less property, plant and equipment additions

Medtronic

MDT

Q3 FY18 GAAP SELECT FINANCIAL INFORMATION

	Q3 FY18	Q3 FY17	Y/Y Growth / Y/Y Change
Net Sales ($M)	7,369	7,283	1%
Cost of Products Sold	2,191	2,268	(3%)
Gross Margin	*70.3%*	*68.9%*	*140 bps*
SG&A ($M)	2,499	2,388	5%
% of Sales	*33.9%*	*32.8%*	*(110 bps)*
R&D ($M)	558	530	5%
% of Sales	*7.6%*	*7.3%*	*(30 bps)*
Other Expense, Net ($M)	140	46	204%
Operating Profit	1,426	1,147	24%
Operating Margin	*19.4%*	*15.7%*	*370 bps*
Diluted EPS/(LPS) ($)	(1.03)	0.59	(275%)

Medtronic

MDT

Q3 FY18 Y/Y EPS WALK

EPS

Strong EPS leverage of ~580 bps[1]



12% Y/Y[1]
1.35
1.05
0.75
0.45
0.15
-0.15
-0.45
-0.75
-1.05
$0.59
$0.53
($0.07)
$1.05
$0.13
$1.18
($0.01)
$1.17
($2.20)
($1.03)
Q3 FY17, GAAP
Q3 FY17, Non-GAAP Adjustments
Q3 FY17, Divestiture Impact
Q3 FY17, Comparable Non-GAAP
Performance
Q3 FY18, CCC Non-GAAP
FX
Q3 FY18, Non-GAAP
Q3 FY18, Non-GAAP Adjustments
Q3 FY18, GAAP
FY17
FY18

1 Figures represent comparison to Q3 FY17 on a comparable, constant currency basis.

Medtronic

MDT

Q3 FY18 Y/Y OPERATING MARGIN CHANGES

Operating Margin

Operating margin expansion driven by SG&A leverage



35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
15.7%
12.5%
0.3%
28.5%
0.3%
28.8%
(0.9%)
27.9%
(8.5%)
19.4%
Q3 FY17, GAAP
Q3 FY17, Non-GAAP Adjustments
Q3 FY17, Divestiture Impact
Q3 FY17, Comparable Non-GAAP
Performance
Q3 FY18, CCC Non-GAAP
FX
Q3 FY18, Non-GAAP
Q3 FY18, Non-GAAP Adjustments
Q3 FY18, GAAP
FY17
FY18

Medtronic

MDT

Q3 FY18 NON-GAAP SELECT FINANCIAL INFORMATION

	Q3 FY18	Q3 FY17 Restated[1]	FX Impact $M / Change	Q3 FY18 Comparable Constant Currency[1]	Q3 FY18 CCC Growth / Change[1,3]
Net Sales ($M)	7,369	6,747	177	--	7%
Cost of Products Sold[2]	2,174	1,964	58	--	8%
Gross Margin[2]	*70.5%*	*70.9%*	*(10 bps)*	*70.6%*	*(30 bps)*
SG&A ($M)[2]	2,489	2,314	52	--	5%
% of Sales	*33.8%*	*34.3%*	*(10 bps)*	*33.9%*	*40 bps*
R&D ($M)	558	525	4	--	6%
% of Sales	*7.6%*	*7.8%*	*(10 bps)*	*7.7%*	*10 bps*
Other (Income) Expense, Net ($M)[2]	94	20	80	--	(30%)
% of Sales	*1.3%*	*0.3%*	*110 bps*	*0.2%*	*10 bps*
Operating Profit[2]	2,054	1,924	(17)	--	8%
Operating Margin[2]	*27.9%*	*28.5%*	*(90 bps)*	*28.8%*	*30 bps*
Diluted EPS[2] ($)	1.17	1.05	(0.01)	--	12%

Operating Leverage[3] (100 bps)

EPS Leverage[3] (580 bps)

1 Restatement on comparable basis: Represents management's best estimate to exclude the impact of the Patient Care, Deep Vein Thrombosis & Nutritional Insufficiency divestiture to Cardinal Health.
2 Non-GAAP
3 Figures represent comparison to Q3 FY17 on a comparable, constant currency basis.

Medtronic

CVG

Q3 FY18 HIGHLIGHTS

HSD Growth With Acceleration in CSH; Solid Growth in CRHF & APV



APV
16%
CRHF
52%
CSH
32%



EM
17%
U.S.
50%
Non-U.S. Dev
33%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CRHF	1,457	6	4
CSH	886	18	14
APV	457	7	5
Total	**$2,800**	**10%**	**7%**

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
U.S.	1,395	6	6
Non-U.S. Dev	934	15	7
EM	471	14	11
Total	**$2,800**	**10%**	**7%**

Q4 Growth Outlook: 4.5 – 5.5[2]%

KEY PERFORMANCE DRIVERS[1]

Cardiac Rhythm & Heart Failure (CRHF)

- **Arrhythmia Mgmt: +LSD**
  - Implantable Therapeutics (Pacing & ICDs): MSD decline
    - Continued strong uptake of Micra® and TYRX®
    - SmartShock® Adaptive CRT Risk Share Program gaining traction (160+ accounts)
    - FDA approval of Azure™ pacemakers
  - Diagnostics: MSD growth
    - Strength of Reveal LINQ in stroke
  - AF Solutions: High-teens growth; market acceleration
- **Heart Failure: +MSD**
  - CRT Systems: LSD decline
    - Strength in recently launched quadripolar CRT-P portfolio, offsetting replacement headwinds
  - Mechanical Circulatory Support: DD growth
    - Destination Therapy FDA approval driving US growth
    - US thoracotomy indication and Japan HVAD launch expected in FY19
- **Services & Solutions: +Low-Thirties**
  - VA device refresh in Q3

HeartWare™ HVAD™ System





Arctic Front Advance®

Coronary & Structural Heart (CSH)

- **Heart Valve Therapies: +Mid-Twenties**
  - Continued above-market WW TAVR growth
  - Expansion into additional US TAVR centers and penetration of US intermediate risk indication
  - Evolut® PRO launch continues with positive feedback
  - Continued adoption of Evolut® R in Japan
    - Evolut® PRO launch expected in Japan H1 FY19
  - Intrepid™ TMVR APOLLO trial underway
  - Seq. acceleration in surgical on launch of Avalus™
- **Coronary: +LDD**
  - DES: +Mid-Teens, steady seq. and y/y share gains
    - Resolute Onyx™: Continued launch momentum and adoption in US and Japan; majority of DES mix
  - RDN: Continued enrollment of SPYRAL HTN-ON MED study
- **Extracorp. Therapies: +MSD**
  - Cannulae strength offset by Surgical Ablation

CoreValve® Evolut® PRO



Resolute Onyx™



Aortic & Peripheral Vascular (APV)

- **Aortic: +LSD**
  - TAA: LDD WW growth; above-market
    - Performance driven by share gains in US, Japan, and China
  - AAA: continued Endurant® ChEVAR adoption in EU and Endurant® IIs + Heli-FX® EndoAnchor® short neck indication expansion
  - Strong LDD growth in Emerging Markets
- **Peripheral & endoVenous: +MSD**
  - Strength in PTA balloons
  - DCB: maintained SFA US, EU & WW share leadership
    - Acceleration in EU driven by France and Belgium
    - US market challenges given CMS reimbursement change, offset by strong OUS growth
  - VenaSeal™ US reimbursement effective Jan 1, 2018

Heli-FX® EndoAnchor®



VenaSeal™ Closure System



1 Figures represent comparison to Q3 FY17 on a constant currency basis.
2 Q4 FY18 growth outlook is on a constant currency basis.

Medtronic

MITG

Q3 FY18 HIGHLIGHTS

Strength in Advanced Surgical; Solid Quarter in GI & Patient Monitoring



Surg. Innov. 68%
RGR 32%



EM 18%
U.S. 42%
Non-U.S. Dev 40%

	Revenue $M	As Rep Y/Y %	CCC[1] Y/Y %
Surg Innov	1,384	--	7
RGR	657	--	3
Total	**$2,041**	**(16%)**	**6%**

U.S.	$862	(30)	4
Non-U.S. Dev	$807	(4)	2
EM	$372	9	17
Total	**$2,041**	**(16%)**	**6%**

Q4 Growth Outlook: 3 – 3.5[2]%

KEY PERFORMANCE DRIVERS[1]

Surgical Innovations (SI)

- **Advanced Surgical: +HSD**
  - Stability of procedure volumes continues to drive Advanced Surgical growth
  - Substantial gains in emerging markets, particularly MEACAT & China
  - Advanced Stapling growth driven by:
    - Signia™ powered stapler (US, Japan, Europe)
    - Tri-Staple™ 2.0 specialty reloads
  - Strong growth in Advanced Energy driven by:
    - ValleyLab™ FT10
    - LigaSure™ vessel sealing instruments with nano-coating
  - Continued progress in bringing surgical robot platform to market
  - Announced partnership with Philips to streamline and optimize lung cancer management
- **General Surgical: +MSD**
  - Wound Closure service continues to improve with increase in manufacturing capacity
  - Strong WW performance in Electrosurgery

Signia™ Stapling System



LigaSure™ Vessel Sealing



Respiratory, Gastrointestinal, & Renal (RGR)

- **Respiratory and Gastrointestinal: +LSD**
  - Continued adoption of MicroStream™ capnography monitoring products
  - High Nellcor™ pulse oximetry sales driven by intensity of US flu season
  - GI & Hepatology momentum from PillCam™ capsule endoscopy platform, functional diagnostics, and EmPrint™ ablation system
- **Renal Care Solutions: -LSD**
  - Strong renal access growth in emerging markets
  - Bellco temporarily affected by timing of distributor contracts and delays to commercial integration in select countries

Nellcor™ Pulse Oximetry



Bellco Amplya™



1 Figures represent comparison to Q3 FY17 on a comparable, constant currency basis.
2 Q4 FY18 growth outlook is on a comparable, constant currency basis.

Medtronic

RTG

Q3 FY18 HIGHLIGHTS

Strength in Brain; Pain and Specialty Returns to Growth; Slower Spine Market



Pain 15%
Spine 34%
Specialty 21%
Brain 30%



EM 11%
Non-US Dev 22%
U.S. 67%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Spine	661	1	0
Brain	585	13	10
Specialty	398	8	6
Pain	300	10	8
Total	**$1,944**	**7%**	**5%**
U.S.	1,300	5	5
Non-U.S. Dev	429	12	5
EM	215	13	9
Total	**$1,944**	**7%**	**5%**

Q4 Growth Outlook: 3 – 4[2]%

KEY PERFORMANCE DRIVERS[1]

Spine

- **Core Spine: -LSD**
  - Roughly in-line with market, which continues to be slower
  - Strong growth acceleration in Greater China and LatAm
    - Continued account penetration of O-arm®; implant pull-through continues to drive performance
  - Strong growth in cervical arthroplasty driven by Prestige LP™
- **BMP: +MSD**
  - Continued sequential acceleration in Q3
    - Strong Biologics growth OUS
- **Kanghui: -LSD**
  - Q3 affected by temporary channel transition

Brain Therapies

- **Neurovascular: +High-Teens**
  - DD growth in almost all geographies
  - Strong global momentum in Stroke Therapy led by 30%+ growth in Stents
  - Riptide™ Aspiration System approval in Q3 FY18
  - Solitaire™ Platinum 6x40 stent retriever launched with great market acceptance
- **Neurosurgery: +LDD**
  - Growth driven by StealthStation® S8, O-arm®, and Midas disposables and services
- **Brain Modulation: Flat**
  - OUS strength led by DD growth in India and China

Infuse® Bone Graft



StealthStation™ S8



Specialty Therapies

- **ENT: +HSD**
  - WW StealthStation® ENT platform launch in Q2 continues
  - Growth in all regions with strong US performance driven by power disposables
- **Transformative Solutions: -LSD**
  - OUS strength driven by Aquamantys® and PEAK PlasmaBlade® disposables offset by LSD US decline
- **Pelvic Health: +HSD**
  - Strong performance driven by US InterStim® sales

Pain Therapies

- **SCS/Pumps: +HSD**
  - Intellis™ US launch continues to drive positive results
  - Evolve™ Workflow continues to gain momentum
  - Strong implant rates for TDD pumps
    - Return to growth in Q3 following lifting of FDA distribution restrictions
- **Interventional: +HSD**
  - US revenue growth driven by new product launches
  - Continued OsteoCool® strength in US from all-bone indication
  - Strong BKP performance in APAC

Intellis™ Spinal Cord Stimulator



OsteoCool®



MICHELSON TECHNOLOGY AT WORK

1 Figures represent comparison to Q3 FY17 on a constant currency basis.
2 Q4 FY18 growth outlook is on a constant currency basis.

Medtronic

DIABETES

Q3 FY18 HIGHLIGHTS

Return to Growth; Supply Increase Enables Momentum in 670G Launch



Total Group Revenue $584M
EM 8%
Non-US Dev 31%
US 61%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
IIM	--	>20	High-Teens
DSS	--	HSD	MSD
NDT	--	(LSD)	(MSD)
Total	**$584**	**17%**	**13%**
U.S.	$355	15	15
Non-U.S. Dev	$185	22	12
EM	$44	13	10
Total	**$584**	**17%**	**13%**

Q4 Growth Outlook: Double Digits[2]

KEY PERFORMANCE DRIVERS[1]

Intensive Insulin Management (IIM)

- **MiniMed® 670G System with Guardian® Sensor 3:**
  - Over 20,000 patients using 670G
  - Excellent feedback from physicians and patients
  - CGM performance & outcomes consistent with pivotal
  - Sensor capacity improvement efforts on track;
  - On track to meet all sensor demand in fiscal Q4
- **JNJ Animas:**
  - US and Canada patient on-boarding going well
  - Completed transition of back-office support from J&J
  - OUS process started in January
  - Strong consumables uptake in Q3
- **Value-Based Agreements:**
  - UHG value-based agreement progressing well
  - Completed Phase I VBHC program with Aetna
  - Engaged in discussions around value-based relationships with multiple payors
- **OUS Product Uptake:**
  - Strong 640G adoption continues
  - Working to obtain CE mark for 670G
  - Upon approval, launching in select OUS geographies

MiniMed® 670G



MiniMed® 640G



Diabetes Service & Solutions (DSS)

- **US Consumables:**
  - Growth driven by increase in pump patients
- **Diabeter Clinics:**
  - Expanded coverage to Type 1 diabetic adults
  - Funnel for expansion outside the Netherlands growing
- **Guardian® Connect:**
  - Launched OUS
  - Strong utilization and retention by established patients
  - Expanding shipments to new customers in Q4
  - Working closely with FDA on US approval

Non-Intensive Diabetes Therapies (NDT)

- **iPro® Professional CGM:**
  - Growth affected by commercial focus on 670G and competitive pressures
  - Positive feedback from primary care physicians continues in spite of challenges
  - ~30% growth in US primary care penetration
- **ACO contracts**
  - Secured three contracts with ACOs for iPro2
  - Early framework for VBHC in type 2
- **i-Port Advance® Technology:**
  - Steady sales in EMEA

Guardian® Connect



iPro®2 CGM w/ Pattern Snapshot



1 Figures represent comparison to Q3 FY17 on a constant currency basis.
2 Q4 FY18 growth outlook is on a constant currency basis.

Medtronic

FREE CASH FLOW

MDT

COMPONENTS OF FREE CASH FLOW

$ Billions	FY16	FY17	FY18 YTD
Operating Cash Flow	$5.2	$6.9	$3.6
CAPEX	($1.0) B	($1.3) B	($0.8) B
Free Cash Flow	**$4.2**	**$5.6**	**$2.8**
Divestiture Impact[1]	($0.3)	($0.3)	$0.2
Comparable Free Cash Flow	**$3.9**	**$5.3**	**$3.0**

Included in Operating Cash Flow:

		FY16	FY17	FY18 YTD
Pre-Tax Items	Certain Litigation Payments, net[2,3]	$0.2	$0.3	$0.3
Pre-Tax Items	Restructuring Payments[2]	$0.2 B	$0.2 B	$0.2 B
Pre-Tax Items	Divestiture Related Payments[2]	--	--	$0.1 C
Pre-Tax Items	Other Payments[2,4]	$0.2 B	$0.3 B	$0.1 B
	Certain Tax Payments	$0.8 A	$0.4 A	$0.3 C

Strong Economic Benefits

Despite Impact to Free Cash Flow

A Untrapped $10B Cash

- **Cost[6]:** $0.4B Tax Payment
- **Benefits:**
  - Completed $5B incremental share repurchase
  - Remainder utilized for incremental debt paydown

B Covidien Synergies

- **Cost[6]:** $0.6B Restructuring Payments (pre-tax); $0.5B Other Payments (pre-tax); $0.1B CAPEX (IT)
- **Benefit:** Generated over $850M annual run rate savings

C Supplies Divestiture - $6B Proceeds

- **Cost[6]:** $0.1B Divestiture-Related Payments (pre-tax); $0.1B Tax Payments
- **Benefits:**
  - Immediate positive impact of ~50 bps to both revenue growth[5] and operating margin[5]
  - Completed $1B incremental share repurchase, remainder utilized for incremental debt paydown

1 Represents three quarters of estimated cash flow impact to FY16 & FY17 from the Patient Care, DVT, and NI divestiture to Cardinal Health, and adds back Divestiture Related Payments and Certain Tax Payments associated with the divestiture to FY18
2 Cash flow impact does not reflect associated tax cost / benefit, as timing and amount are difficult to estimate
3 Includes payments accrued as "Non-GAAP" charges, as well as COV acquisition opening balance sheet adjustments
4 Includes acquisition-related and special charges
5. Figures represent comparison to Q3 FY17 on a comparable, constant currency basis
6. Costs = cash outflows between FY16 – FY18 YTD

Medtronic

DIVESTITURE IMPACT

Medtronic
Further, Together

MDT

Q3FY18 REVENUE REPORTING CHANGES – NEW MITG STRUCTURE

MITG – Prior View

Division (Reporting Level)	Business Unit	Product Lines
Surgical Solutions	Advanced Surgical	▪ Advanced Stapling ▪ Advanced Energy ▪ Hernia ▪ Gynecology
	General Surgical	▪ Sutures ▪ Instruments
	Early Technologies	▪ Interventional Lung ▪ Advanced Ablation ▪ GI Solutions
Patient Monitoring & Recovery	Respiratory & Monitoring Solutions	▪ Patient Monitoring ▪ Respiratory Solutions
	Patient Care/DVT/NI (Divested Business)	▪ Patient Care ▪ Compression ▪ Nutritional Insufficiency
	Renal Care Solutions	▪ Renal Access ▪ Dialyzers

MITG – New View

Division (Reporting Level)	Business Unit	Product Lines
Surgical Innovations	Advanced Surgical	▪ Advanced Stapling ▪ Advanced Energy ▪ Hernia ▪ Gynecology ▪ Interventional Lung
	General Surgical	▪ Sutures ▪ Instruments
Respiratory, Gastrointestinal, and Renal (RGR)	Respiratory & Monitoring Solutions	▪ Patient Monitoring ▪ Respiratory Solutions ▪ Advanced Ablation ▪ GI Solutions
	Renal Care Solutions	▪ Renal Access ▪ Dialyzers

Medtronic

MDT

REPORTING CHANGES: RESTATED HISTORICAL REVENUE

Recast to reflect divestiture & new MITG reporting structure

All figures in $millions

World Wide

	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
Minimally Invasive Therapies Group	**1,910**	**1,881**	**2,040**	**8,255**
Surgical Innovations	1,271	1,255	1,360	5,234
Respiratory, GI & Renal	639	626	680	3,021
TOTAL MEDTRONIC PLC	**6,782**	**6,747**	**7,351**	**28,046**

U.S.

	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
Minimally Invasive Therapies Group	**834**	**825**	**887**	**3,781**
Surgical Innovations	531	529	558	2,195
Respiratory, GI & Renal	303	296	329	1,586
TOTAL MEDTRONIC PLC	**3,720**	**3,697**	**3,976**	**15,395**

Medtronic Plc

	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
U.S.	3,720	3,697	3,976	15,395
Non-U.S. Developed	2,110	2,096	2,347	8,784
Emerging Markets	952	954	1,028	3,867
TOTAL MEDTRONIC PLC	**6,782**	**6,747**	**7,351**	**28,046**

MITG

	Q2 FY17	Q3 FY17	Q4 FY17	FY17[1]
U.S.	834	825	887	3,781
Non-U.S. Developed	754	745	816	3,178
Emerging Markets	322	311	337	1,296
TOTAL MITG	**1,910**	**1,881**	**2,040**	**8,255**

1 Q1 FY17 revenues are not adjusted. Comparable Q1 FY18 will be provided at a later date for use in making FY19 comparisons.

Medtronic

MDT

FY17 REVISED BASELINE FINANCIAL METRICS – SELECT P&L LINE ITEMS

Note: *Gross Margin, Operating Margin, and Diluted EPS are management's best estimates and include assumptions, including cost allocation.*

	Q2 FY17	Q3 FY17	Q4 FY17	FY17[4]
Net Sales ($M)	**6,782**	**6,747**	**7,351**	**28,046**
Gross Margin[1]	*71.1%*	*70.9%*	*71.4%*	*70.5%*
Operating Margin[1,2]	*27.6%*	*28.5%*	*31.0%*	*28.4%*
Diluted EPS[1,3] ($)	**1.04**	**1.05**	**1.25**	**4.37**

1 Non-GAAP measure. Refer to "Basis of Presentation of Revised Financial Metrics" disclaimer on slide 2 to address the calculation of the revised baseline

2 Assumes $6M reduction per quarter to R&D expense and $20 - $25M reduction per quarter to Other Expense due to transition services income received from Cardinal Health.

3 Assumes no change to interest expense or diluted share count related to divested businesses

4 Q1 FY17 values are not adjusted. Comparable Q1 FY18 will be provided at a later date for use in making FY19 comparisons.

Medtronic

FY18 GUIDANCE & OTHER ASSUMPTIONS

Medtronic
Further, Together

MDT

FY18 REVENUE / EPS GUIDANCE & OTHER ASSUMPTIONS

FY18

	Growth Guidance[1]	Fx[4]	FY17 Comparable Base[5]
Revenue	**4 - 5%**	~+$480M to +$500M	**$28,046**
EPS	**9 - 10%**	~($0.04)	**$4.37**
Free Cash Flow[2]	**Compounded Annually FY16 – FY18:** **HSD** (Comparable Basis[3]) **LSD** (Actual Basis)	--	--

Q4 FY18

	Growth Guidance[1]	Fx[4]	Q4 FY17 Comparable Base[5]
Revenue	**4.5 – 5.5%**	~+$300M to +$320M	**$7,351**
EPS	**11 – 13%**	~($0.02)	**$1.25**
Group Level:			
CVG	4.5 – 5.5%	~+$300M to +$320M	$2,848
MITG	3 – 3.5%		$2,040
RTG	3 – 4%		$1,951
Diabetes	Double Digits		$512

Early FY19 Commentary

- *Expect to give FY19 guidance on fourth quarter earnings call in May*
- *Consistent with long-range plans, expect to drive MSD revenue growth*
  - *CVG, MITG, and RTG at MSD, with Diabetes at double-digits*
- *Expect continued operating margin improvement & EPS leverage*
- *Q1 FY18 Divestiture Impact: ~$550M to revenue and ~$0.07 EPS, net*
- *Foreign Exchange: ~+$500M to revenue and over +$0.10 to EPS[4]*

1 Versus prior year on a comparable, constant currency basis (non-GAAP). Other than as noted, revenue and EPS growth guidance do not include any charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year.
2 Free Cash Flow = Operating Cash Flow less Capital Expenditures
3 Comparable basis removes the estimated tax and transaction costs associated with the divestiture, as well as the loss of free cash flow generated by the divested business.
4 While FX rates are fluid, assumptions above are based on current rates.
5 Comparable base adjusts for the Patient Care / DVT / NI divestiture to Cardinal Health in Q2 FY18.

Medtronic

APPENDIX

ACRONYMS / ABBREVIATIONS

Growth	
DD	Double Digits
HSD	High-Single Digit
LDD	Low-Double Digits
LSD	Low-Single Digit
MSD	Mid-Single Digit

Other	
APAC	Asia Pacific
Bps	Basis Points
CCC	Comparable, Constant Currency
CE	Conformité Européene
CMS	Centers for Medicare and Medicaid Services
COV	Covidien
CY	Calendar Year
Dev	Developed
EM	Emerging Markets
EMEA	Europe, Middle East, and Africa

Other	
EPS	Earnings Per Share
EU	European Union
FDA	Food and Drug Administration
FX	Foreign Exchange
FY	Fiscal Year
GAAP	Generally Accepted Accounting Principles
LPS	Loss Per Share
MEACAT	Middle East, Central Asia, and Turkey
OUS	Outside the United States
R&D	Research & Development
Rep	Reported
Seq	Sequential
SG&A	Selling, General & Administrative
WW	Worldwide
YTD	Year to Date
Y/Y	Year-over-Year
$M	Millions of Dollars

Business Specific	
AAA	Abdominal Aortic Aneurysm
ACO	Accountable Care Organization
AF	Atrial Fibrillation
APV	Aortic & Peripheral Vascular
BKP	Balloon Kyphoplasty Procedure
BMP	Bone Morphogenetic Protein
CGM	Continuous Glucose Monitoring
CRHF	Cardiac Rhythm & Heart Failure
CRT	Cardiac Resynchronization Therapy
CRT-P	Cardiac Resynchronization Therapy – Pacemakers
CSH	Coronary & Structural Heart
CVG	Cardiac & Vascular Group
DCB	Drug Coated Balloon
DES	Drug Eluting Stent
DIAB	Diabetes
DSS	Diabetes Services & Solutions
DVT	Deep Vein Thrombosis
ENT	Ears, Nose, & Throat
Extracorp.	Extracorporeal
GI	Gastrointestinal
HVAD	MDT Left Ventricular Assist Device

Business Specific	
IIM	Intensive Insulin Management
JNJ/J&J	Johnson & Johnson
MDT	Medtronic
MIS	Minimally Invasive Surgery
MITG	Minimally Invasive Therapies Group
NDT	Non-Intensive Diabetes Therapies
NI	Nutritional Insufficiency
PTA	Percutaneous Transluminal Angioplasty
RDN	Renal Denervation
RGR	Respiratory, Gastrointestinal, & Renal
RTG	Restorative Therapies Group
SAVR	Surgical Aortic Valve Replacement
SCS	Spinal Cord Stimulation
SFA	Superficial Femoropopliteal Artery
Surg Innov	Surgical Innovations
TAA	Thoracic Aortic Aneurysm
TAVR	Transcatheter Aortic Valve Replacement
TMVR	Transcatheter Mitral Valve Replacement
UHG	United Health Group
VA	Department of Veterans Affairs